UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Québec	001-33526	98-1504882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Québec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (450) 687-2262

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 5, 2024, Neptune Wellness Solutions Inc. (the “Company”) received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC notifying the Company that trading of the Company’s common stock (the “Common Stock”) will be suspended from The Nasdaq Capital Market at the opening of business on March 7, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company has the right to request a review of the decision from the Nasdaq Listing Council within 15 days from the date of the Staff Determination. The Company is seeking to subsequently have its Common Stock quoted on the OTCQB® Venture Market of the OTCMarkets.

Item 7.01 Regulation FD Disclosure

On March 6, 2024, the Company issued a press release related to the information described in Item 3.01 above. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information set forth in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press release, dated March 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	March 6, 2024	By:	/s/ Lisa Gainsborg
Lisa Gainsborg Interim Chief Financial Officer